SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  April 28, 1995


                          Dover Investments Corporation
              (Exact name of registrant as specificed in its charter)


                              1-8631
                             (Commission file number)


         Delaware                                           94-1712121
           (State or other                             (I.R.S. employer
jurisdiction of incorporation)                         identification no.)


            350 California Street, Suite 1650, San Francisco, CA 94104
                     (Address of principal executive offices)


         Registrant's telephone number, including area code (415) 951-0200




















              THIS REPORT CONSISTS OF 4 SEQUENTIALLY NUMBERED PAGES.
             EXHIBIT INDEX IS LOCATED ON SEQUENTIALLY NUMBERED PAGE 3.
ITEM 5.      OTHER EVENTS.

                   Dover Investments Corporation has entered into a settlement agreement with the Internal Revenue Service, as more fully described in the press release included as an Exhibit to this Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   Exhibits

                    28.1       Press release dated April 28, 1995.





                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               DOVER INVESTMENTS CORPORATION


Date:  April 28, 1995  By:  /s/Lawrence Weissberg
                                         Lawrence Weissberg
                                      Chairman of the Board, President
                                      and Chief Executive Officer





























                      EXHIBIT INDEX



Exhibit                                                 Sequentially
Number                         Exhibit                  Numbered Page

28.1         Press release dated April 28, 1995                4





















































                                                        Exhibit 28.1

FOR IMMEDIATE RELEASE:  April 28, 1995


For information, contact:
Erika Kleczek
Dover Investments Corporation
(415) 951-9798


                           Dover Investments Corporation
                    Settles Prior Tax Years 1985-1990 with IRS



San Francisco, California -- Dover Investments Corporation (the
"Company") announced today that it has reached final settlement with the IRS for the tax years 1985, 1986, 1987, 1988, 1989 and 1990.

The years 1985 through 1990 were settled with no deficiencies or adverse effects to the Company. The settlement for the tax year ended December 31, 1990, provided the Company with a loss sufficient to carryback three years and generate a refund to the Company of $2,854,669 plus interest with respect to taxes paid for the 1987 tax year; and provide the Company with a loss carryforward of $34,682,841 which expires in the year 2005. Whether or not the Company will be able to utilize the full amount of the loss carryforward prior to its expiration is unknown. The Company received written approval from the Congressional Joint Committee on Taxation approving the settlement for the tax years 1987 and 1990.

The Franchise Tax Board ("FTB") of the State of California has also made tax claims against the Company for certain years when consolidated returns were filed with Homestead Savings, a Federal Savings and Loan Association. The Resolution Trust Corporation ("RTC") is handling these claims, all of which are attributable to the operations of the Association. The FTB and RTC have verbally advised representatives of the Company that the amount of tax in controversy is approximately $1,000,000 plus interest.

Shares of the Company's Common Stock are traded on the OTC Bulletin Board under the symbol DOVR-A for the Class A Common Stock and DOVR-B for the Class B Common Stock.